UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_________________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 6, 2009

GLEN BURNIE BANCORP

(Exact name of registrant as specified in its charter)

Maryland	0-24047	52-1782444
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)	Identification No.)

101 Crain Highway, S.E., Glen Burnie, Maryland  21061
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (410) 766-3300

Inapplicable
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.     Other Events.

On May 6, 2009, Glen Burnie Bancorp (the “Company”) mailed a letter to its record shareholders correcting an error contained in the Company’s February 5, 2009 press release announcing the results of operations for its fiscal quarter and fiscal year ended December 31, 2008, and in the Company’s 2008 Annual Report mailed to shareholders.  A copy of the letter is attached hereto as Exhibit 99.1.

This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission (“SEC”) and shall not be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933.

Item 9.01.     Financial Statements and Exhibits.

(c)           Exhibits

The following exhibits are filed herewith:

Exhibit No.

99.1                      Letter to Shareholders dated May 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLEN BURNIE BANCORP (Registrant)

Date: May 6, 2009	By:	/s/ Michael G. Livingston
Michael G. Livingston
Chief Executive Officer

[GLEN BURNIE BANCORP LETTERHEAD]

May 5, 2009

Dear Fellow Shareholder:

I am writing to you to correct a typographical, but serious, error contained on page 2 of our 2008 Annual Report, which we recently mailed to you.  This error also appeared in the Press Release which we issued on February 5, 2009 setting forth the results of our operations for the year ended December 31, 2008.

As reported on page 27 of our Annual Report on Form 10-K, as filed with the SEC, and on page 13 of our 2008 Annual Report which we mailed to you, our total stockholders’ equity as of December 31, 2008 decreased by $1,827,902, or 6.15% from the 2007 period.  This decrease was attributed to an increase in accumulated other comprehensive loss, net of tax, and the excess of the cash dividends paid and common stock shares repurchased and retired over the net income for 2008.  Unfortunately, due to an oversight, our Press Release and my letter and the following highlights contained in our 2008 Annual Report, erroneously stated that total stockholders’ equity increased by 6.15% from the 2007 period, when actually total stockholders’ equity decreased by 6.15% in 2008.

While the Bank of Glen Burnie has not been immune to the impact of the economic downturn in the United States during 2008, we are proud that we realized net income of $403,962 for 2008, saw continued growth in our loan portfolio, remained well capitalized and did not need to apply for any funding from the U.S. Department of Treasury’s Troubled Asset Relief Program (“TARP”).

We apologize for the error and any confusion this may have caused, and look forward to greeting you at our Annual Meeting on May 14.

Very truly yours,

           /s/

Michael G. Livingston
President and CEO